EXHIBIT 10-50











                             AMENDMENT NO. 10

                                    to

                THE SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                    of

                 NEW YORK STATE ELECTRIC & GAS CORPORATION

     The Supplemental Executive Retirement Plan of New York State
Electric & Gas Corporation, effective September 7, 1984, is hereby amended as follows:
     1.   Paragraph 3 is hereby amended to read as follows:
          3.   Provisions Applicable to All Salaried
               Employees Concerning Pension Benefits.
               All employees of the Corporation, other
               than ones included in a unit of
               employees covered by a collective
               bargaining agreement, shall receive the
               amount of benefits specified under the
               Corporation's tax qualified Retirement
               Benefit Plan for Employees (i) without
               regard to any limitations imposed on
               these pension benefits by any provision
               of the Internal Revenue Code of 1954, as amended, and the regulations thereunder, whether now existing or as may hereafter be adopted and (ii) by including as "Basic Compensation" for purposes of said plan any amounts of the salaried employee's compensation that would constitute "Basic Compensation" under said plan but for the salaried employee's election to defer such amount pursuant to the Corporation's Deferred
               Compensation Plan for Salaried Employees
               (hereinafter called the "Deferred
               Compensation Plan").  Payment of this
               benefit shall be made in the same form
               as elected by the salaried employee
               under the Retirement Benefit Plan for
               Employees. The benefit payable pursuant to this Paragraph 3 shall be calculated by subtracting the sum of (i) the benefit payable under the Corporation's
               Retirement Benefit Plan for Employees
               and (ii) any benefit payable pursuant to
               Section 7 of a Deferred Compensation
               Agreement executed pursuant to the
               Deferred Compensation Plan in order to
               defer part of the salaried employee's
               compensation (other than awards pursuant to the Corporation's Annual Executive
               Incentive Compensation Plan) from the
               benefit described in the first sentence
               of this Paragraph 3.

     This amendment is effective as of January 7, 1994.